EXHIBIT 32

CERTIFICATION OF PRINCIPAL AND EXECUTIVE FINANCIAL OFFICER PURSUANT

TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002.

In connection with the Annual Report on Form 10-K of Global Growth Corporation, (the “Company”) for the period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Karl Brenza, President of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

1.

The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 3, 2011

/s/ Karl Brenza

Karl Brenza

President

(Principal Executive Officer)

In connection with the Annual Report on Form 10-K of Global Growth Corporation, (the “Company”) for the period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph Rozelle, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

1.

The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 3, 2011

/s/ Joseph Rozelle

Joseph Rozelle

Chief Financial Officer

(Principal Financial Officer)

The foregoing certification is being furnished as an exhibit to the Report pursuant to Item 601(b)(32) of Regulation S-K and Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and, accordingly, is not being filed as part of the Report for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filings of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.